Exhibit 99.1
FOR IMMEDIATE RELEASE
Emdeon Reports Second Quarter 2010 Results
•	8.3% Revenue Growth Over Second Quarter 2009

•	7.8% Increase in Adjusted EBITDA Over Second Quarter 2009

•	Solid Results in Payment Services, Revenue Cycle Management and Pharmacy

•	Emerging Businesses and Recent Acquisitions Gaining Traction

•	Maintaining Annual Financial Outlook Ranges for 2010
NASHVILLE, Tenn. (August 5, 2010) — Emdeon Inc. (NYSE: EM), a leading provider of healthcare revenue and payment cycle management solutions, today announced financial results for the second quarter ended June 30, 2010, as summarized below:

($ In millions, except per share amounts)	2Q10	2Q09		%Change
Revenue	$243.3	$224.5		8.3%
Net Income	$7.3	$14.5		-49.9%
Net Income per share (diluted)	$0.05	$0.14		-64.3%
Non-GAAP Adjusted EBITDA	$65.2	$60.4		7.8%
Non-GAAP Adjusted Net Income per fully diluted share	$0.22	$0.24	*	-8.3%
Non-GAAP fully diluted shares	122.6	107.0

*	Assuming 2Q10 non-GAAP fully diluted shares of 122.6 million were outstanding at 2Q09, Adjusted Net Income per fully diluted share for 2Q09 would have been $0.21.
“Our core businesses remain healthy with solid results in payment services, revenue cycle management and pharmacy solutions,” said George Lazenby, Emdeon’s chief executive officer. “We were impacted by industry-wide lower healthcare utilization rates this quarter, but our emerging businesses and recent acquisitions are gaining traction. With an ongoing focus on carefully managing our business, we continue to drive solid bottom line results.”
Second quarter revenue was $243.3 million, an increase of 8.3%, compared to $224.5 million for the same period in the prior year. GAAP operating income for the second quarter of 2010 was $30.6 million compared to $27.7 million for the same period last year, an increase of 10.7%. Second quarter Adjusted EBITDA grew 7.8% to $65.2 million, or 26.8% of revenue, from Adjusted EBITDA of $60.4 million, or 26.9% of revenue, in the comparable period last year.
GAAP net income (before noncontrolling interest) for the second quarter of 2010 was $7.3 million compared to GAAP net income of $14.5 million for the same period last year. GAAP net income per fully diluted share for the second quarter of 2010 was $0.05 compared to $0.14 in the same period last year. The decline in both GAAP net income and GAAP net income per fully diluted share was driven by fluctuations in income tax expense (benefit) primarily related to a valuation allowance increase in the second quarter of 2010 as compared to a valuation allowance decrease during the same period last year. Adjusted Net Income per fully diluted share for the second quarter of 2010 was $0.22, using a weighted average fully diluted share count of 122.6 million, compared to $0.24, using a weighted average fully diluted share count of 107.0 million, for the same period last year.
At June 30, 2010, Emdeon’s cash and cash equivalents totaled $216.5 million. Long-term debt under Emdeon’s credit facilities was $852.6 million, before unamortized debt discount.
A reconciliation of Emdeon’s financial results determined in accordance with U.S. Generally Accepted Accounting Principles (GAAP) to certain non-GAAP financial measures has been provided in the financial statement tables included in this release to supplement its unaudited condensed consolidated financial statements presented on a GAAP basis. An explanation of these non-GAAP measures is also included below under the heading “Explanation of Non-GAAP Financial Measures.”
Financial Outlook
Emdeon maintained its previously announced 2010 annual financial outlook ranges of $1.0 to $1.06 billion for revenue, $266 to $278 million for Adjusted EBITDA and $0.90 to $0.94 for Adjusted Net Income per fully diluted share (using a weighted average share count of 122.4 million).
Notice of Conference Call and Webcast
Emdeon will conduct a conference call/webcast for investors and institutional analysts on Thursday, August 5, 2010 at 5:00 pm Eastern Time/4:00 pm Central Time to discuss Emdeon’s financial results.
To access Emdeon’s live conference call and webcast, dial 866-788-0545 (857-350-1683 for international calls) using conference code 80899460 or visit the Investors section of Emdeon’s website: www.emdeon.com. Please go to the website at least 15 minutes prior to the event to register, download and install any necessary audio/video software to access the webcast. For those unable to listen to the live broadcast, a conference call replay will be available for one week following the conference call by calling 888-286-8010 (617-801-6888 for international calls) using conference code 89646871. A webcast replay will also be archived on Emdeon’s website for at least 30 days following the conference call.
About Emdeon
Emdeon is a leading provider of revenue and payment cycle management solutions, connecting payers, providers and patients in the U.S. healthcare system. Emdeon’s product and service offerings integrate and automate key business and administrative functions of its payer and provider customers throughout the patient encounter. Through the use of Emdeon’s comprehensive suite of products and services, which are designed to easily integrate with existing technology infrastructures, customers are able to improve efficiency, reduce costs, increase cash flow and more efficiently manage the complex revenue and payment cycle process. For more information, visit www.emdeon.com.
Forward-Looking Statements
Statements made in this press release that express Emdeon’s or management’s intentions, plans, beliefs, expectations or predictions of future events are forward-looking statements, which Emdeon intends to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements often include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. Forward-looking statements may include information concerning Emdeon’s possible or assumed future results of operations, including descriptions of Emdeon’s revenues, profitability, outlook and overall business strategy. You should not place undue reliance on these statements because they are subject to numerous uncertainties and factors relating to Emdeon’s operations and business environment, all of which are difficult to predict and many of which are beyond Emdeon’s control. Although Emdeon believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect Emdeon’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements, including but not limited to: effects of competition, including competition from entities that are customers for certain of Emdeon’s products and services; Emdeon’s ability to maintain relationships with its customers and channel partners; Emdeon’s ability to effectively cross-sell its products and services to existing customers and to continue to generate revenue and maintain profitability by developing and successfully deploying new or updated products and services; pricing pressures on Emdeon’s products and services; the anticipated benefits from acquisitions not being fully realized or not being realized within the expected time frames; and general economic, business or regulatory conditions affecting the healthcare information technology and services industries; as well as the other risks discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections and elsewhere in Emdeon’s Annual Report on Form 10-K for the year ended December 31, 2009, as well as Emdeon’s periodic and other reports, filed with the Securities and Exchange Commission.
You should keep in mind that any forward-looking statement made by Emdeon herein, or elsewhere, speaks only as of the date on which made. Emdeon expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in Emdeon’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.
# # #
Contacts:
Investor Relations
Tommy Lewis
615.932.3235
tlewis@emdeon.com

Emdeon Inc.
Condensed Consolidated Statements of Operations
(unaudited and amounts in thousands, except share and per share amounts)

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2010	2009	2010	2009
Revenue	$243,289	$224,541	$480,568	$444,426
Costs and expenses:
Cost of operations (exclusive of depreciation and amortization below)	148,444	136,869	292,430	271,607
Development and engineering	8,695	7,305	17,248	14,382
Sales, marketing, general and administrative	26,243	27,423	52,362	51,582
Depreciation and amortization	29,278	25,287	57,053	50,384

Operating income	30,629	27,657	61,475	56,471
Interest income	(5)	(32)	(8)	(53)
Interest expense	15,919	17,169	31,584	35,111
Other	(2,060)	—	(1,770)	—

Income before income tax provision	16,775	10,520	31,669	21,413
Income tax provision (benefit)	9,520	(3,963)	20,152	3,640

Net income	7,255	14,483	11,517	17,773
Net income attributable to noncontrolling interest	3,026	2,044	5,399	4,116

Net income attributable to Emdeon Inc.	$4,229	$12,439	$6,118	$13,657

Net income per share Class A common stock:
Basic	$0.05	$0.16	$0.07	$0.18

Diluted	$0.05	$0.14	$0.07	$0.18

Weighted average common shares outstanding:
Basic	90,061,975	77,413,610	88,879,916	77,413,610

Diluted	90,759,030	100,000,000	90,648,401	77,413,610

Emdeon Inc.
Condensed Consolidated Balance Sheets
(unaudited and amounts in thousands, except share amounts)

	June 30,	December 31,
	2010	2009
Assets
Current assets:
Cash and cash equivalents	$216,469	$211,999
Accounts receivable, net of allowance for doubtful accounts of $4,538 and $4,433 at June 30, 2010 and December 31, 2009, respectively	156,906	151,022
Deferred income tax assets	4,237	4,924
Prepaid expenses and other current assets	14,910	16,632

Total current assets	392,522	384,577
Property and equipment, net	189,738	152,091
Goodwill	739,773	703,027
Intangible assets, net	977,208	989,280
Other assets, net	4,332	1,451

Total assets	$2,303,573	$2,230,426

Liabilities and equity
Current liabilities:
Accounts payable	$9,161	$9,910
Accrued expenses	83,117	72,493
Deferred revenues	10,963	12,153
Current portion of long-term debt	10,905	9,972

Total current liabilities	114,146	104,528
Long-term debt, excluding current portion	838,542	830,710
Deferred income tax liabilities	152,722	145,914
Tax receivable agreement obligations to related parties	140,704	142,044
Other long-term liabilities	43,379	27,361
Commitments and contingencies
Equity:
Preferred stock (par value, $0.00001), 25,000,000 shares authorized and 0 shares issued and outstanding	—	—
Class A common stock (par value, $0.00001), 400,000,000 shares authorized and 90,861,910 and 90,423,941 shares outstanding at June 30, 2010 and December 31, 2009, respectively	1	1
Class B common stock, exchangeable (par value, $0.00001), 52,000,000 shares authorized and 24,689,142 and 24,752,955 shares outstanding at June 30, 2010 and December 31, 2009, respectively	—	—
Additional paid-in capital	741,295	730,941
Contingent consideration	2,667	—
Accumulated other comprehensive loss	(6,116)	(11,198)
Retained earnings	39,822	33,704

Emdeon Inc. equity	777,669	753,448
Noncontrolling interest	236,411	226,421

Total equity	1,014,080	979,869

Total liabilities and equity	$2,303,573	$2,230,426

Emdeon Inc.
Condensed Consolidated Statements of Cash Flows
(unaudited and amounts in thousands)

	For the Six Months
	Ended June 30,
	2010	2009
Operating activities
Net income	$11,517	$17,773
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	57,053	50,384
Equity compensation expense	7,847	8,944
Deferred income tax expense (benefit)	7,250	(5,571)
Amortization of debt discount and issuance costs	6,300	5,775
Amortization of discontinued cash flow hedge from other comprehensive loss	2,918	3,962
Other	(1,820)	282
Changes in operating assets and liabilities:
Accounts receivable	814	(4,002)
Prepaid expenses and other	1,909	90
Accounts payable	(1,550)	5,026
Accrued expenses and other liabilities	(456)	(6,216)
Deferred revenues	(1,190)	273
Tax receivable agreement obligations to related parties	(1,480)	—

Net cash provided by operating activities	89,112	76,720

Investing activities
Purchases of property and equipment	(35,772)	(18,446)
Payments for acquisitions, net of cash acquired	(41,991)	(4,118)
Other	(3,000)	—

Net cash used in investing activities	(80,763)	(22,564)

Financing activities
Debt principal payments	(3,775)	(19,775)
Payments on revolver	—	(10,000)
Other	(104)	203

Net cash used in financing activities	(3,879)	(29,572)

Net increase in cash and cash equivalents	4,470	24,584
Cash and cash equivalents at beginning of period	211,999	71,478

Cash and cash equivalents at end of period	$216,469	$96,062

Segment Information
(unaudited and amounts in thousands)

	For the Three Months Ended June 30, 2010					For the Three Months Ended June 30, 2009
				Corporate &					Corporate &
	Payer	Provider	Pharmacy	Eliminations	Consolidated	Payer	Provider	Pharmacy	Eliminations	Consolidated
Revenue from external customers
Claims management	$50,176	$—	$—	$—	$50,176	$46,256	$—	$—	$—	$46,256
Payment services	56,504	—	—	—	56,504	52,742	—	—	—	52,742
Patient statements	—	65,705	—	—	65,705	—	68,792	—	—	68,792
Revenue cycle management	—	43,030	—	—	43,030	—	38,037	—	—	38,037
Dental	—	7,947	—	—	7,947	—	7,952	—	—	7,952
Pharmacy services	—	—	19,927	—	19,927	—	—	10,762	—	10,762
Inter-segment revenue	680	72	—	(752)	—	68	508	—	(576)	—

Net revenue	107,360	116,754	19,927	(752)	243,289	99,066	115,289	10,762	(576)	224,541
Costs and expenses:
Cost of operations	70,208	71,702	7,254	(720)	148,444	62,412	72,961	1,940	(444)	136,869
Development and engineering	3,050	3,840	1,805	—	8,695	2,694	3,565	1,046	—	7,305
Sales, marketing, general and administrative	6,115	6,712	1,503	11,913	26,243	6,570	7,810	1,048	11,995	27,423

Segment contribution (1)	$27,987	$34,500	$9,365	$(11,945)	59,907	$27,390	$30,953	$6,728	$(12,127)	52,944

Depreciation and amortization					29,278					25,287
Interest income					(5)					(32)
Interest expense					15,919					17,169
Other					(2,060)					—

Income before income tax provision					$16,775					$10,520

	For the Six Months Ended June 30, 2010					For the Six Months Ended June 30, 2009
				Corporate &					Corporate &
	Payer	Provider	Pharmacy	Eliminations	Consolidated	Payer	Provider	Pharmacy	Eliminations	Consolidated
Revenue from external customers
Claims management	$95,652	$—	$—	$—	$95,652	$91,368	$—	$—	$—	$91,368
Payment services	113,324	—	—	—	113,324	103,088	—	—	—	103,088
Patient statements	—	132,294	—	—	132,294	—	137,464	—	—	137,464
Revenue cycle management	—	83,791	—	—	83,791	—	75,783	—	—	75,783
Dental	—	15,884	—	—	15,884	—	15,712	—	—	15,712
Pharmacy services	—	—	39,623	—	39,623	—	—	21,011	—	21,011
Inter-segment revenue	1,554	158	—	(1,712)	—	137	972	—	(1,109)	—

Net revenue	210,530	232,127	39,623	(1,712)	480,568	194,593	229,931	21,011	(1,109)	444,426
Costs and expenses:
Cost of operations	137,024	143,075	13,979	(1,648)	292,430	122,288	146,394	3,789	(864)	271,607
Development and engineering	6,064	7,664	3,520	—	17,248	5,326	6,987	2,069	—	14,382
Sales, marketing, general and administrative	12,989	13,523	3,061	22,789	52,362	12,424	15,296	2,026	21,836	51,582

Segment contribution (1)	$54,453	$67,865	$19,063	$(22,853)	118,528	$54,555	$61,254	$13,127	$(22,081)	106,855

Depreciation and amortization					57,053					50,384
Interest income					(8)					(53)
Interest expense					31,584					35,111
Other					(1,770)					—

Income before income tax provision					$31,669					$21,413

(1)	Segment contribution has been reduced by equity-based compensation expense of $4,172, $6,367, $7,847 and $8,944 for the three months and six months ended June 30, 2010 and 2009, respectively. Segment contribution without such equity-based compensation expense would have been $64,079, $59,311, $126,375 and $115,799 for the three and six months ended June 30, 2010 and 2009, respectively.

Explanation of Non-GAAP Financial Measures
Emdeon’s management team believes that in order to properly understand Emdeon’s short-term and long-term financial trends, investors may wish to consider the impact of certain non-cash or non-operating items, when used as a supplement to financial performance measures prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). These items result from facts and circumstances that vary in frequency and/or impact continuing operations. In addition, management uses results of operations before such excluded items to evaluate the operational performance of Emdeon as a basis for strategic planning and, in the case of Adjusted EBITDA, as a performance evaluation metric in determining achievement of certain executive and management incentive compensation programs. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition to the description provided below, reconciliations of GAAP to non-GAAP results are provided in the financial statement tables included in this release.
In this release, Emdeon defines Adjusted EBITDA as EBITDA (which is defined as net income before income tax provision (benefit), net interest expense and depreciation and amortization), plus certain other non-cash or non-operating items (collectively, “EBITDA Adjustments”).
In this release, Emdeon defines Adjusted Net Income as the sum of (i) GAAP net income, (ii) EBITDA Adjustments, (iii) non-cash interest expense and (iv) depreciation and amortization expense resulting from adjustments of assets to fair value in connection with acquisition accounting, less income taxes computed based on a normalized income tax rate. Emdeon defines Adjusted Net Income per fully diluted share as the quotient of Adjusted Net Income and weighted average shares outstanding, assuming all potentially dilutive securities are fully dilutive and outstanding shares from their date of grant or issuance.
To properly evaluate Emdeon’s business, Emdeon encourages investors to review the GAAP financial information included in this release, and not rely on any single financial measure to evaluate Emdeon’s business. Emdeon also strongly encourages investors to review the reconciliation of GAAP net income and GAAP net income per diluted share to the applicable non-GAAP measures of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per fully diluted share. These non-GAAP measures, as Emdeon defines them, may not be similar to non-GAAP measures used by other companies.
Management uses Adjusted EBITDA and Adjusted Net Income per fully diluted share to facilitate a comparison of Emdeon’s operating performance on a consistent basis from period to period that, when viewed in combination with Emdeon’s GAAP results, management believes provides a more complete understanding of factors and trends affecting Emdeon’s business than GAAP measures alone. Management believes these non-GAAP measures assist Emdeon’s board of directors, management, lenders and investors in comparing Emdeon’s operating performance on a consistent basis because they remove where applicable, the impact of Emdeon’s capital and organizational structure, asset base, acquisition accounting, non-cash charges and non-operating items from Emdeon’s operations.
Emdeon also presents Adjusted EBITDA and Adjusted Net Income per fully diluted share on a forward-looking basis as part of its Financial Outlook for 2010. Emdeon is unable to present a quantitative reconciliation of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures because management cannot predict, with sufficient reliability, contingent payments relating to past and possible future acquisitions, changes in the fair value of Emdeon’s interest rate swap agreement and the effect on income taxes of these and other items attributable to Emdeon’s organizational structure, all of which are difficult to estimate and primarily dependent on future events.

Emdeon Inc.
Reconciliation of GAAP Net Income to Adjusted EBITDA
(unaudited and amounts in thousands)

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2010	2009	2010	2009
Net income	$7,255	$14,483	$11,517	$17,773
Income tax provision (benefit)	9,520	(3,963)	20,152	3,640
Interest expense, net	15,914	17,137	31,576	35,058
Depreciation and amortization	29,278	25,287	57,053	50,384

EBITDA	61,967	52,944	120,298	106,855

Equity-based compensation	4,172	6,367	7,847	8,944
Acquisition method adjustments	17	405	193	878
Facilities consolidation costs	(27)	175	403	260
Acquisition and divestiture related costs	1,087	546	2,026	546
Tax receivable agreements change in estimate	—	—	(1,480)	—
Contingent consideration adjustments	(2,060)	—	(1,770)	—

EBITDA Adjustments	3,189	7,493	7,219	10,628

Adjusted EBITDA	$65,156	$60,437	$127,517	$117,483

Emdeon Inc.
Reconciliation of GAAP Net Income to Adjusted Net Income
(unaudited and amounts in thousands)

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2010	2009	2010	2009
Net income	$7,255	$14,483	$11,517	$17,773
Income tax provision (benefit)	9,520	(3,963)	20,152	3,640
EBITDA Adjustments	3,189	7,493	7,219	10,628
Non-cash interest expense	4,630	4,974	9,218	9,737
Depreciation and amortization resulting from acquisition method adjustments	19,965	18,766	39,141	37,532

Adjusted net income before income taxes	44,559	41,753	87,247	79,310
Normalized income tax provision	17,601	16,492	34,463	31,327

Adjusted Net Income	$26,958	$25,261	$52,784	$47,983

Emdeon Inc.
Reconciliation of Diluted Net Income Per Diluted Share of Class A Common Stock to
Adjusted Net Income Per Fully Diluted Share(1)
(unaudited)

	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2010	2009	2010	2009
Diluted net income per share Class A common stock	$0.05	$0.14	$0.07	$0.18
Impact of assuming full dilution of all outstanding equity instruments for the period	0.00	(0.01)	0.01	(0.01)
Adjustments on a per share basis:
Income tax provision (benefit)	0.08	(0.04)	0.17	0.03
EBITDA Adjustments	0.03	0.07	0.06	0.10
Non-cash interest expense	0.04	0.05	0.08	0.09
Depreciation and amortization resulting from acquisition method adjustments	0.16	0.18	0.32	0.35

Adjusted net income before income taxes	0.36	0.39	0.71	0.74
Normalized income tax provision	0.14	0.15	0.28	0.29

Adjusted Net Income per fully diluted share	$0.22	$0.24	$0.43	$0.45

(1)	The calculation of Adjusted Net Income per fully diluted share assumes the following equity-based instruments were fully converted into Class A common stock on their date of issuance:

	(shares in thousands)
	For the Three Months		For the Six Months
	Ended June 30,		Ended June 30,
	2010	2009	2010	2009
Weighted average of:
Class A shares outstanding*	90,633	77,414	90,548	77,414
Class B shares outstanding	24,689	24,897	24,707	24,824
Restricted stock units outstanding	759	986	666	955
Options to purchase Class A shares outstanding	6,488	3,691	6,015	3,377

Shares assumed in Adjusted Net Income per fully diluted share calculation	122,569	106,988	121,936	106,570

*	Above shares include all potential securities as dilutive and outstanding except for shares issued in connection with 2010 acquisitions and not contemplated in the shares denominator utilized in the 2010 annual Adjusted Net Income per fully diluted share financial outlook range.